EXHIBIT 99.1 - CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350


Mark Mendelson, as Chief Executive Officer and Chairman of First Chesapeake Financial Corporation, (the "Registrant"), Bill Everslage, as President of Registrant, and Mark E. Glatz, as Chief Financial Officer of Registrant hereby certify, pursuant to 18 U.S.C.ss.1350, that

(1) the Registrant's Transition Report on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the applicable requirements of
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: April 15, 2003         /s/ Mark Mendelson
                              -------------------------------------
                              Mark Mendelson
                              Chief Executive Officer and Chairman

Dated: April 15, 2003         /s/ Bill Everslage
                              -------------------------------------
                              Bill Everslage
                              President

Dated: April 15, 2003         /s/ Mark E. Glatz
                              -------------------------------------
                              Mark E. Glatz
                              Chief Financial Officer